UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

 , 2017

Dear Fellow Stockholder:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held on                         , 2017 at 9:00 a.m.,  Central Time, at the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380. For those of you who cannot be present at the Special Meeting, we urge that you participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience. If you sign and return your proxy form without specifying your choices, it will be understood that you wish to have your shares voted in accordance with our board of directors’ recommendations.

This booklet includes the Notice of Special Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Special Meeting. At the Special Meeting, you will have an opportunity to discuss each item of business described in the Notice of Special Meeting of Stockholders and Proxy Statement and to ask questions about our operations and the Company.

Shares of Company common stock represented by each valid proxy received by the Company on the form solicited by the board of  directors will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Secretary of the Company an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, or the Internet. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Company common stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Special Meeting of Stockholders, this Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

It is important that your shares of Company common stock are represented at the Special Meeting whether you are able to attend personally. For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to assure that your shares will be represented and voted at the Special Meeting even if you cannot attend. Your vote is important. Accordingly, please complete, sign, date and return the proxy form as promptly as possible in the envelope provided, or submit your proxy by Internet, as described in the proxy form. If you do attend the Special Meeting, you may withdraw your proxy and vote your shares in person.

On behalf of our board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Kathleen Eisbrenner
Kathleen Eisbrenner
Chairman and Chief Executive Officer

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

Notice of Special Meeting of Stockholders

                      , 2017

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on                      ,  2017 at 9:00 a.m., Central Time, at                                    the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.    to adopt the Company’s 2017 Omnibus Incentive Plan (the “2017 Equity Plan Proposal”); and

2.    to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the 2017 Equity Plan Proposal (the “Adjournment Proposal”).

All stockholders are cordially invited to attend the Special Meeting in person. However, to ensure that each stockholder’s vote is counted at the Special Meeting, stockholders are requested to complete, sign, date and return the proxy form provided to you as promptly as possible in the envelope provided, or to submit their proxy by Internet, as described in the proxy form previously mailed to you. Stockholders attending the Special Meeting may vote in person even if they have previously submitted their proxy authorization.

Only stockholders of record as of the close of business on                               , 2017 are entitled to receive notice of and to vote at the Special Meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten days prior to the Special Meeting, and shall also be open for examination at the Special Meeting and any postponement(s) or adjournment(s) thereof.

By Order of the Board of Directors,

/s/ Krysta De Lima
Krysta De Lima
Secretary

                              , 2017

IT IS IMPORTANT THAT YOUR SHARES OF COMPANY COMMON STOCK BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMPANY COMMON STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY FORM IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE SPECIAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMPANY COMMON STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMPANY COMMON STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY FORMS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR SHARES OF COMPANY COMMON STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

3 Waterway Avenue, Suite 400

The Woodlands, Texas 78380

PROXY STATEMENT

                 , 2017

Background

The Company was incorporated in Delaware on May 21, 2014 as Harmony Merger Corp. (“Harmony”) and was formed for the purpose of acquiring, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities.  On April 17, 2017, Harmony entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Harmony, Harmony Merger Sub (“Merger Sub”), LLC, NextDecade, LLC (“NextDecade”), and certain members of NextDecade and entities affiliated with such members.

On July 24, 2017 (the “Merger Date”), pursuant to the Merger Agreement, entities affiliated with certain of the members of NextDecade (the “Blocker Companies”) merged with and into Harmony (each a “Blocker Merger” and together, the “Blocker Mergers”) with Harmony being the surviving entity of the Blocker Mergers and, immediately thereafter, Merger Sub merged with and into NextDecade (such transactions, collectively the “Merger”) with NextDecade being the surviving entity of the Merger and becoming a wholly-owned subsidiary of Harmony.

As a result of the Merger, among other things, Harmony changed its name to “NextDecade Corporation” and all outstanding limited liability company interests or limited partnership interests, as applicable, in each of the Blocker Companies, other than as provided for in the Merger Agreement, and all then existing membership interests of NextDecade were canceled in exchange for 94% of the issued and outstanding shares of Company common stock, which is the equivalent of 98,490,409 shares of Company outstanding common stock,   plus the right to receive an additional 4,893,326 shares of Company common stock upon the achievement by NextDecade of each of four certain milestones (up to 19,573,304 shares of Company common stock in the aggregate).  Prior to the Merger Date, the Company neither engaged in any operations nor generated any revenue.

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or the “Board of Directors”) of NextDecade Corporation  (the “Company”), for the Special Meeting of Stockholders to be held on                             , 2017, and any postponement(s) or adjournment(s) thereof (the “Special Meeting”). This Proxy Statement and the accompanying Notice of Special Meeting and proxy form are first being sent or made available to stockholders on or about                       , 2017.

Record Date and Voting Securities

Stockholders of record as of the close of business on                              , 2017 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. As of                           , there were                          shares of our common stock issued and outstanding. Each outstanding share of Company common stock is entitled to one vote upon each matter properly submitted to a vote at the Special Meeting.

Stockholders that are entitled to vote at the Special Meeting may do so in person at the Special Meeting, or by proxy submitted by mail or Internet as described on the notice and access form.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

The affirmative vote of a majority of the shares of Company common stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to approve (i) the adoption of the Company’s 2017 Omnibus Incentive Plan (the “2017 Equity Plan Proposal”) and (ii) the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Company’s 2017 Omnibus Incentive Plan (the “Adjournment Proposal”).  Shares of Company common stock represented at the Special Meeting that abstain with respect to such proposals will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such abstentions will have the same effect as a vote against such proposals. Broker non-votes will not be treated as shares represented at the Special Meeting and are not entitled to vote for purposes of such proposals and, therefore, will have no effect on such proposals.

Quorum

Except as may be otherwise required by law or the Company’s  Second Amended and Restated Certificate of Incorporation  (the “Certificate of Incorporation”) or Amended and Restated Bylaws (the “Bylaws”), the holders of a majority of shares of Company common stock issued and outstanding and entitled to vote and present in person or represented by proxy shall constitute a quorum at a meeting of the stockholders. The persons whom we appoint to act as inspectors of election will determine whether a quorum exists. Shares of Company common stock represented by properly executed and returned proxies will be treated as present. Shares of Company common stock present or represented at the Special Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

How Your Proxy Will be Voted on Actions to be Taken

The Board of Directors is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Special Meeting whether or not you attend in person.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your shares of Company common stock will be voted as you specify. If you make no specifications, your proxy representing our common stock will be voted:

•	“FOR” the 2017 Equity Plan Proposal; and
•	“FOR” the Adjournment Proposal.

We expect no matters to be presented for action at the Special Meeting other than the items described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Special Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Special Meeting in person and vote by ballot, which would cancel any proxy that you previously submitted. If you wish to vote in person at the Special Meeting but hold your stock in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Special Meeting.

Proxy Solicitation

We will pay all expenses of soliciting proxies for the Special Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and we will reimburse them for their reasonable expenses. We may have our employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means. We may choose to engage a paid proxy solicitor to solicit proxies for the Special Meeting, but have not yet done so.

Stockholder Proposals

The Company’s 2018 annual meeting of stockholders will be held on or about July 24, 2018 unless the date is changed by the Board of Directors. If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to the Secretary, NextDecade Corporation,  3 Waterway Square Place, Suite 400, The Woodlands, Texas 78380, by no later than February 23, 2018.

If you want to present a proposal at the 2018 Annual Meeting of Stockholders in person but do not wish to have it included in our proxy statement, you must submit it in writing to our Secretary, at the above address, given between April 25, 2018 and May 25, 2018 to be considered timely, in accordance with the specific procedural requirements set forth in our Bylaws. If you would like a copy of these procedures, please contact our Secretary for a copy of our Bylaws.

Pursuant to the rules of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Special Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

We are required to send to each stockholder of record a notice and access form to the proxy statement and to arrange for a proxy statement to be provided to each beneficial stockholder whose shares of Company common stock are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold shares of Company common stock in multiple accounts, this process results in duplicate mailings of notice and access forms to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, you may contact the Company by mail at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 78380, by telephone at (832)  403‑2198 or by e-mail at krysta@next-decade.com.

Beneficial Stockholders

If your shares of Company common stock are not registered in your own name, your broker, bank, trust or other nominee that holds your shares of Company common stock may have asked you to consent to the delivery of a single proxy statement if there are other Company stockholders who share an address with you. If you currently receive more than one proxy statement at your household, and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single proxy statement but later decide that you would prefer to receive a separate copy of the proxy statement for each stockholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional proxy statements. If you wish to receive a separate copy of the proxy statement for each stockholder sharing your address in the future, you may contact the Company by mail at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 78380, by telephone at (832) 403‑2198 or by e-mail at krysta@next-decade.com.

PROPOSAL NO. 1 – ADOPTION OF 2017 OMNIBUS INCENTIVE PLAN

The Board is asking you to approve the Company’s 2017 Omnibus Incentive Plan (the “2017 Equity Plan”), which was adopted by the Board on October 10, 2017.  The 2017 Equity Plan will only become effective if approved by the stockholders at the Special Meeting.

The purpose of the 2017 Equity Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its common stock. We believe that to be successful, our employees need to think like owners. Consistent with this philosophy, our equity program continues to be broad-based to provide us with a competitive advantage in our efforts to hire and retain top talent. In order to make grants of equity in accordance with the compensation philosophy adopted by the Board’s nominating, corporate governance and compensation committee (the “NCGC Committee”), the Board has approved and is asking you to approve the 2017 Equity Plan.

The 2017 Equity Plan is drafted to permit awards that satisfy the performance-based compensation exception under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to certain of our executive officers unless such compensation is based on objective performance goals that are approved by our stockholders. To qualify for the exception under Section 162(m), the material terms under which the particular performance-based compensation is to be paid, including (1) a description of the business criteria on which the performance goal is based, (2) a general description of the group of employees whose compensation would be subject to the performance goals, and (3) the maximum amount payable to the employees, must be disclosed to, and approved by, our stockholders. Section 162(m) requires that the disclosure to our stockholders be specific enough for them to determine the maximum amount of compensation that could be payable to the employee under a performance goal during a specified period.

Key Plan Attributes

The 2017 Equity Plan contains several features designed to protect shareholder interests and to reflect our compensation principles and practices, including:

•	Sets a fixed number of shares authorized for issuance, requiring stockholder approval for any increases
•	No “evergreen” share provisions
•	No granting of discounted options or stock appreciation rights (“SARs”)
•	Limits on size of individual grants
•	No award repricing without stockholder approval
•	No liberal share counting or “recycling” of shares that have been used for certain net withholding or to net exercise
•	No excise tax-gross ups on change in control
•	Broad discretion to determine the treatment of awards on a change in control
•	Permits awards intended to be exempt from deductibility limitations under Section 162(m) of the Code
•	Permits clawback of benefits for bad acts during and after service

Material Terms of the 2017 Equity Plan

The following summary of the material terms of the 2017 Equity Plan is qualified in its entirety by the full text of the 2017 Equity Plan, which has been filed as Appendix A to this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at

www.sec.gov. You may also obtain, free of charge, a copy of the 2017 Equity Plan by writing to the Secretary, NextDecade Corporation, 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380.

Eligible Persons

Persons eligible to receive awards under the 2017 Equity Plan include our employees, non-employee members of our Board, consultants, or other personal service providers of the Company or any of its subsidiaries. The Administrator (as defined below) determines from time to time the participants to whom awards will be granted.

Administration

Our Board or one or more committees appointed by our Board will administer the 2017 Equity Plan. For this purpose, our Board has delegated general administrative authority for the 2017 Equity Plan to the NCGC Committee.  The NCGC Committee may delegate certain limited award grant authority to one or more officers of the Company, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision). The appropriate acting body, be it our Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.” The Administrator determines the number of shares of Company stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of Company common stock or the award. Along with other authority granted to the Administrator under the 2017 Equity Plan, the Administrator may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the 2017 Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation and application of the 2017 Equity Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the 2017 Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the 2017 Equity Plan, (viii) decide all disputes arising in connection with the 2017 Equity Plan and to otherwise supervise the administration of the 2017 Equity Plan, (ix) subject to the terms of the 2017 Equity Plan, amend the terms of an award in any manner that is not inconsistent with the 2017 Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the 2017 Equity Plan by eligible persons who are foreign nationals or employed outside of the United States.

Incentive Awards

The 2017 Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards as well as other awards (described in the 2017 Equity Plan) that are responsive to changing developments in management compensation. The 2017 Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of Company common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of Company common stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code, as amended (the “Code”) and the 2017 Equity Plan. Full payment for shares of Company common stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Company common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share of Company common stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of Company common stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units. A restricted stock unit is similar to a SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of Company common stock.

Performance-Based Awards. The NCGC Committee may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. In order to qualify as performance-based compensation, the performance objective(s) used for the performance-based award must be from the list of performance goals set forth in the 2017 Equity Plan, as discussed below.

Authorized Shares; Limits on Awards; Lapsed Awards

The maximum number of shares of Company common stock that may be issued or transferred pursuant to awards under the 2017 Equity Plan equals 5,262,461, subject to certain adjustments under the 2017 Equity Plan. The total number of shares of Company common stock that may be issued for awards to any single participant other than non-employee directors during a calendar year for (i) stock options is 200,000, (ii) SARs is 200,000, (iii) restricted stock that vest in full or in part based on the attainment of performance goals is 200,000, and (iv) restricted stock units that vest in full or in part based on the attainment of performance goals is 200,000.  The maximum amount that may become payable to any single participant during a calendar year for cash awards is $300,000. If any outstanding award under the 2017 Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of common stock than the number underlying an applicable award, the shares of common stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award shall be added to the maximum number of shares of Company common stock authorized under the 2017 Equity Plan. Notwithstanding the foregoing, shares of common stock that are (i) withheld from an award in payment of the exercise, base or purchase price or taxes relating to such an award, or (ii) not issued or delivered as a result of the net settlement of an outstanding stock option or SAR under the 2017 Equity Plan, as applicable, will not be available for future awards under the 2017 Equity Plan.

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the 2017 Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2017 Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the 2017 Equity Plan Plan and should be aware that tax laws may change at any time.

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Stock Options. A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

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When the participant sells shares of Company common stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the Company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income.
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A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of common stock of the Company that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the shares of common stock of the Company is treated as capital gain or loss for which the Company is not entitled to a deduction.

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Stock Appreciation Rights. When a stock appreciation right is granted, there are no income tax consequences for the participant or the Company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. The Company is entitled to a deduction equal to the compensation recognized by the participant.

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Restricted Stock. Unless an election is made by the participant under section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock are granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock for which the restrictions lapse, less any amount paid, and the Company will be allowed a corresponding tax deduction at that time. The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

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A participant may make an election under section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock of the Company on such date, less any amount the participant paid for such common stock, and the Company will be allowed a corresponding tax deduction at that time. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the common stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s  Section 83(b) election.

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With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options.

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Restricted Stock Units. A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of common stock of the Company or cash in respect of an restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the Company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.
•

Stock Awards and Cash Performance Awards. With respect to cash performance awards and stock awards paid in cash or shares of common stock of the Company, participants will generally recognize ordinary income equal to the fair market value of the shares of common stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time.

Each participant under the Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award.  Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award.  The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock of the Company to the Company or having the Company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on recipients of awards under the 2017 Equity Plan. All grants made under the 2017 Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties.  However, in the event that the Administrator determines that the awards are subject to Section 409A, the Administrator shall have the authority to take such actions and to make such changes to the 2017 Equity Plan or an award agreement as the Administrator deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the Administrator nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Performance Goals

For purposes of Section 162(m) of the Code, we are asking our stockholders to approve the list of performance criteria that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, which will allow us to provide performance-based compensation that will be tax deductible by us under Section 162(m) of the Code. Stockholder approval of these criteria would enable us to satisfy this exception and deduct compensation associated with future performance-based awards to certain executives.

Generally, Section 162(m) of the Code limits the federal income tax deductions a publicly held company may claim for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers (these officers are generally referred to as the "covered employees"). Performance-based compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights that may be granted under the 2017 Equity Plan generally should qualify as performance-based compensation. Other awards that we may grant under the 2017 Equity Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the Administrator. The Administrator retains the discretion to set the level of performance for a given performance measure under a performance-based award. For awards to qualify as performance-based compensation, they must also be in amounts that are within the individual award limits set forth in the 2017 Equity Plan and stockholders must approve the material terms of the performance goals every five years. Stockholder approval does not guarantee that incentive compensation that we pay to our covered employees will qualify as performance-based compensation for purposes of Section 162(m) of the Code, but will permit the Administrator to seek to structure incentive compensation to meet the performance-based compensation requirements if it chooses to do so. If the 2017 Equity Plan is not approved by the stockholders, it will not become effective and no awards will be granted thereunder.

The Administrator will determine whether specific performance awards are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and will have discretion to pay compensation that is not qualified performance-based compensation and that is not tax deductible. In order to constitute qualified performance-based compensation under Section 162(m) of the Code, in addition to certain other requirements, the relevant awards must be payable only upon the attainment of pre-established, objective performance goals set by the NCGC Committee and based on stockholder-approved performance criteria. In asking our stockholders to approve the 2017 Equity Plan, we are also requesting our stockholders approve the below performance criteria to allow us to qualify awards as qualified performance-based compensation.

The performance goals for awards intended to qualify as “performance-based compensation” under Section 162(m) will be based on one or more of the measurable and attainable financial targets selected by the NCGC Committee from the following list with respect to the Company: (i) net earnings; (ii) earnings per share; (iii) net debt; (iv) revenue or sales growth; (v) net or operating income; (vi) net operating profit; (vii) return measures (including, but not limited to, return on assets, capital, equity or sales); (viii) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (ix) earnings before or after taxes, interest, depreciation, amortization and/or rent; (x) share price (including, but not limited to growth measures and total stockholder return); (xi) expense control or loss management; (xii) market share; (xiii) economic value added; (xiv) working capital; (xv) the formation of joint ventures or the completion of other corporate transactions; (xvi) gross or net profit margins; (xvii) revenue mix; (xviii) operating efficiency; (xix) product diversification; (xx) market penetration; (xxi) measurable achievement in quality, technology, operation or compliance initiatives; (xxii) quarterly dividends or distributions; (xxiii) employee retention or turnover; (xxiv) operating income before depreciation, amortization and certain additional adjustments to operating income permitted under our senior secured credit facilities; (xxv) financial rating, (xxvi) engineering milestones, (xxvii) construction milestones, (xxviii) regulatory milestones, (xxix) execution of key project agreements and leases, (xxx) receipt of permits and compliance with approvals, (xxxi) receipt of a commitment of financing or refinancing, (xxxii) closing of financing or refinancing, (xxxiii) taking of a final investment decision by the Board, (xxiv) execution of commercial agreements, (xxxv) cost optimization milestones, (xxxvi) achievement of safety milestones during construction, and/or (xxxvii) first gas, first liquefied natural gas (“LNG”), first cargo or other goals related to the start-up and commissioning of Rio Grande LNG and Rio Bravo pipeline, (xxxviii) achievement of production targets, (xxxix) fuel-gas usage, (xxxx) operating costs, (xxxxi) risk management goals, and/or (xxxxii) any combination of or a specified increase or decrease, as applicable, in any of the foregoing.  Our Committee must set the performance objectives when establishing the performance measures of a performance-based award before the 90th day after the beginning of the applicable performance period. The 2017 Equity Plan allows performance objectives to be described in terms of objectives that are related to an individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of Company common stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our common stock, the aggregate number of shares of common stock available under the 2017 Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate. In addition, the Administrator may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Termination of or Changes to the 2017 Equity Plan

Our Board may amend or terminate the 2017 Equity Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by our Board, the 2017 Equity Plan will terminate on                          , 2027. Generally speaking, the NCGC Committee may amend outstanding awards in a manner consistent with the 2017 Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the Company, unless otherwise provided in an award agreement, the Administrator is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii)  accelerating the exercisability, vesting and/or payment under such outstanding awards, or (iv) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of Company common stock, other property or any combination thereof) as determined in the sole discretion of the Administrator.  For this purpose, a “change of control” is defined to include (i) the acquisition by certain persons that results in such persons becoming the beneficial ownership of more than 50% of the voting power of the then outstanding voting securities of the Company, (ii) certain changes in the majority of the Board, (iii) the sale of all or substantially all of the Company’s assets, and (iv) the consummation of certain reorganizations, mergers or consolidations.

Transfer Restrictions

Subject to certain exceptions, awards under the 2017 Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.

New Plan Benefits

The specific individuals who will be granted awards under the 2017 Equity Plan and the type and amount of such awards will be determined by the Administrator.  The number, value and type of Award to be granted to such individuals under the 2017 Equity Plan in the future is undeterminable.

The Board of Directors unanimously recommends that the stockholders vote “FOR” approval of the 2017 Equity Plan Proposal.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE 2017 EQUITY PLAN

Company officers and directors will be eligible to receive awards under the 2017 Equity Plan if it is approved by a majority of the Company’s stockholders at the Special Meeting. In addition, the 2017 Equity Plan provides that neither the Company nor any member of a committee administering the 2017 Equity Plan shall be liable for any action or determination made in good faith by such committee with respect to the 2017 Equity Plan or any award thereunder.  Accordingly, Company officers and directors have a substantial interest in the approval of the 2017 Equity Plan Proposal.

EXECUTIVE COMPENSATION

Company Executive Compensation

No Company executive officer received any cash compensation for services rendered to the Company for the fiscal years ending December 31, 2015 and December 31, 2016.

NextDecade Executive Compensation

The following table sets forth all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by NextDecade or its subsidiaries, in U.S. dollars, to the individuals who were, at December 31, 2016, the Chief Executive Officer and the two most highly compensated executive officers other than the Chief Executive Officer.

Name	Year	Salary($)	Bonus(1) ($)		Total($)
Kathleen Eisbrenner	2015	541,667	300,793		842,460
Chairman and Chief Executive Officer	2016	400,000	600,000	(2)	1,000,000

René van Vliet	2015	440,309	285,335		725,644
Chief Operating Officer	2016	371,655	417,951	(3)	789,606

Alfonso Puga	2015	156,250	250,000	(4)	406,250
Chief Commercial Officer	2016	375,000	281,250		656,250

(1)	Annual bonuses are paid in the first quarter following the applicable year of service.
(2)

For her performance in 2016, the NextDecade board of managers awarded Mrs. Eisbrenner an incremental year-end bonus of $200,000, which was paid upon the satisfaction of certain investment-related milestones occurring in 2017.

(3)

For his performance in 2016, the NextDecade board of managers awarded Mr. van Vliet an incremental year-end bonus of $138,806, which was paid upon the satisfaction of certain investment-related milestones occurring in 2017.

(4)	Includes prepayment of annual cash bonus for 2016 paid to Mr. Puga.

Narrative Disclosure

Overview of Compensation for Kathleen Eisbrenner, Chairman and Chief Executive Officer

Mrs. Eisbrenner currently serves as Chairman and Chief Executive Officer of the Company and Chief Executive Officer of NextDecade. On May 20, 2015, NextDecade entered into an employment agreement with Mrs. Eisbrenner, which was amended pursuant to a letter agreement, dated April 17, 2017, among Mrs. Eisbrenner, NextDecade and certain funds managed by York Capital Management (as amended, the “Eisbrenner Agreement”). The Eisbrenner Agreement provides for a term through June 30, 2019 and automatic renewals for one year periods unless and until NextDecade or Mrs. Eisbrenner gives to the other party written notice at least one-hundred and eighty (180) days prior to the applicable renewal date of a decision not to renew for an additional year.  Mrs. Eisbrenner is compensated for her services to NextDecade pursuant to a client service agreement with an unrelated professional employer organization (the “PEO”) with principal place of business in the state of Texas.

Under the Eisbrenner Agreement, Mrs. Eisbrenner’s annual base salary is $617,500 and Mrs. Eisbrenner is eligible for an annual bonus with a target of 100%, and a stretch of 160%, of her base salary based upon the achievement of performance targets established by the Board from time to time. The Eisbrenner Agreement provides for a minimum annual bonus payment of $308,750 and a one-time cash bonus of $1.0 million upon the achievement of a Final Investment Decision for a Qualified Project (each as defined in the Eisbrenner Agreement).  Furthermore, under the Eisbrenner Agreement, Mrs. Eisbrenner was entitled to a grant of profits interests (“Management Incentive Units”) under the NextDecade Incentive Plan (the “Incentive Plan”) that represented actual (non-voting) equity interests in NextDecade.  As discussed below in the section titled “Outstanding Equity Awards at Fiscal Year End 2016,” on the Merger Date, her

Management Incentive Units were automatically cancelled and extinguished and converted into (i) shares of Company stock to the extent any such Management Incentive Units had vested prior to the Merger Date (the “Merger Shares”), (ii) shares of Company common stock issuable upon the Company’s achievement of certain milestones (the “Contingent Shares”), and (iii) an economically-equivalent number of restricted shares of Company Stock (the “Restricted Shares”).  The Restricted Shares are subject to (i) transfer and forfeiture restrictions that are substantially similar to the transfer and forfeiture restrictions as were applicable to the exchanged Management Incentive Units and (ii) substantially the same vesting conditions that are provided in the Incentive Plan immediately before the closing of the Merger.

The Eisbrenner Agreement also provides that if NextDecade at any time terminates Mrs. Eisbrenner’s employment without cause, or if Mrs. Eisbrenner voluntarily terminates the Eisbrenner Agreement with good reason, then Mrs. Eisbrenner shall be entitled to receive (i) a cash payment equal to the sum of her then current base salary for a period of 18 months in a single, lump sum payment and (ii) a pro-rata portion of her annual bonus for the fiscal year in which the termination occurs.  Moreover, the Eisbrenner Agreement provides that in the event that NextDecade appoints an individual other than Mrs. Eisbrenner to the position of Chief Executive Officer or to another officer position that reports directly to the Board and does not terminate Mrs. Eisbrenner’s employment for cause (a “New Executive Event”), then such appointment will not be considered a termination of the Eisbrenner Agreement without cause, subject to certain provisions. In the event of a termination in connection with a New Executive Event, (i) Mrs. Eisbrenner shall be paid (in addition to any other amounts due in accordance with the terms of the Eisbrenner Agreement) a special bonus equal to the sum of her then current base salary for a period of 18 months in a single, lump sum payment,  (ii) the NCGC Committee and the Board shall consider in good faith the acceleration of Mrs. Eisbrenner’s unvested equity to be effective as of her termination date and (3) to the extent that any shares of Company common stock issued to Mrs. Eisbrenner are at such time subject to a lock-up agreement, the Company will release shares of Company common stock with an aggregate value of $25.0 million from any restriction on trading in the lock-up agreement that extends for more than six months.  Mrs. Eisbrenner’s role as Chairman of the Board shall not be impacted by a New Executive Event during her initial employment term.

The Eisbrenner Agreement also provides that Mrs. Eisbrenner is eligible for health insurance and disability insurance and other customary employee benefits. The Eisbrenner Agreement also contains customary non-competition and non-solicitation covenants and covenants regarding the treatment of confidential information.

Overview of Compensation for René van Vliet, Chief Operating Officer

Mr. van Vliet currently serves as Chief Operating Officer of the Company and NextDecade. On November 20, 2015, NextDecade entered into a consulting agreement (the “van Vliet Consulting Agreement”) with René van Vliet Consultancy B.V., a limited liability company organized under the laws of the Netherlands (the “van Vliet Consultancy”). Mr. van Vliet is a consultant of the van Vliet Consultancy.  The van Vliet Consulting Agreement provides that in exchange for certain services to be provided by the van Vliet Consultancy, NextDecade will pay a monthly fee of €29,113 (the “van Vliet Monthly Service Fee”) based on the applicable USD/Euro exchange rate contained in the van Vliet Consulting Agreement, an annual cash bonus (the “van Vliet Annual Bonus”) with a target of 75% of the twelve month sum of the van Vliet Monthly Service Fee and which is not to be less than €131,008, subject to certain discretion by the board of managers of NextDecade.  In addition to the van Vliet Annual Bonus, the van Vliet Consultancy is also to be provided with a performance incentive bonus on terms to be agreed between NextDecade and the van Vliet Consultancy.

The van Vliet Consulting Agreement contains a guaranteed term ending on July 31, 2018 and NextDecade may terminate the agreement immediately if Mr. van Vliet terminates his engagement with the van Vliet Consultancy.

Overview of Compensation for Alfonso Puga, Chief Commercial Officer

Mr. Puga serves as Chief Commercial Officer of the Company and NextDecade. In 2015 and 2016, Mr. Puga was compensated for his services to NextDecade pursuant to a consulting agreement (the “Lite LNG Consulting Agreement”) dated September 23, 2015, with effect as of August 1, 2015, by and between NextDecade and Lite LNG Consulting Ltd., a limited company organized under the laws of England and Wales (the “Lite LNG Consultancy”).  The Lite LNG Consulting Agreement provided that in exchange for certain services to be provided by the Lite LNG Consultancy, NextDecade will pay the Lite LNG Consultancy (i) a monthly fee of $31,250 (the “Lite LNG Monthly Service Fee”), (ii) an engagement bonus of $125,000 paid in connection with the first invoice submitted by the Lite LNG Consultancy to NextDecade, (iii) a bonus of $125,000 to be paid in connection with the invoice submitted by Lite LNG Consultancy on

March 31, 2016 (to be paid in lieu of any annual cash bonus during 2016), and (iv) commencing in 2017, an annual cash bonus (the “Lite LNG Annual Bonus”) with a target of 75% of the twelve month sum of the Lite LNG Monthly Service Fee and which is not to be less than $140,625, subject to certain discretion by the board of managers of NextDecade. In addition to the Lite LNG Annual Bonus, the Lite LNG Consultancy is also to be provided with a performance incentive bonus on terms to be agreed between NextDecade and the Lite LNG Consultancy. The Lite LNG Consulting Agreement was terminated effective December 31, 2016.

Effective February 1, 2017, NextDecade entered into a consulting agreement (the “Altair Management Consulting Agreement”) with the Altair Management Consultants Corp., a Massachusetts company (the “Altair Management Consultancy”). Mr. Puga is a consultant of Altair Management Consultancy.  The Altair Management Consulting Agreement provides that in exchange for certain services to be provided by the Altair Management Consultancy, NextDecade will pay the Altair Management Consultancy (i) a monthly fee of $31,250 (the “Altair Management Monthly Service Fee”), (ii) an engagement bonus in an amount to be agreed between NextDecade and the Altair Management Consultancy and to be paid in connection with the first invoice submitted by the Altair Management Consultancy to NextDecade, and (iii) commencing in 2018, an annual cash bonus (the “Altair Management Annual Bonus”) with a target of 75% of the twelve month sum of the Altair Management Monthly Service Fee and which is not to be less than $140,625, subject to certain discretion by the board of managers of NextDecade. In addition to the Altair Management Annual Bonus, the Altair Management Consultancy is also to be paid a performance incentive bonus on terms to be agreed between NextDecade and the Altair Management Consultancy.

The Altair Management Consulting Agreement contains a guaranteed term ending on July 31, 2018 and NextDecade may terminate such agreement immediately if Mr. Puga terminates his engagement with the Altair Management Consultancy.

Pension/Retirement Benefits

The Company does not provide a qualified defined benefit pension plan or any non-qualified supplemental executive retirement benefits to any of its executive officers or directors. However, eligible executive officers and directors participate in a defined contribution retirement plan (the “401(k) Plan”) which allows them to contribute up to 100% of their compensation up to the Code maximum. The Company does not make matching contributions. The 401(k) Plan is sponsored and maintained by the PEO.

Additional Benefit Programs

Certain officers and directors are entitled to the following benefits: parking, health insurance, life insurance and accidental death and dismemberment and cell phone reimbursement. The health insurance, life insurance and accidental death and dismemberment benefit programs are sponsored and maintained by the PEO.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

In 2015, certain NextDecade named executive officers received awards of incentive units (the “Management Incentive Units”) pursuant to the NextDecade Incentive Plan (the “Incentive Plan”) and the Fourth Amended and Restated Limited Liability Company Agreement of the Company. The Management Incentive Units were intended to constitute “profits interests” and represented actual (non-voting) equity interests in NextDecade that had no liquidation value for U.S. federal income tax purposes on the date of grant but were designed to gain value only after the underlying assets had realized a certain level of growth and return to those persons who held certain other classes of NextDecade’s equity.

On the Merger Date, the Incentive Plan was terminated and all Management Incentive Units issued and outstanding under the Incentive Plan were automatically cancelled and extinguished and converted into Merger Shares, (ii) Contingent Shares, and (iii) Restricted Shares.  The Restricted Shares are subject to (i) transfer and forfeiture restrictions that are substantially similar to the transfer and forfeiture restrictions as were applicable to the exchanged Management Incentive Units and (ii) substantially the same vesting conditions that are provided in the Incentive Plan immediately before the closing of the Merger.  The table below reflects the number of Merger Shares, Contingent Shares, and Restricted Shares each of the NextDecade named executive officers received on the Merger Date in exchange for the outstanding Membership Interest Units held by such named executive officer on the Merger Date.

Name	Merger Shares	Contingent Shares	Restricted Shares	Total Shares of Company Common Stock
Kathleen Eisbrenner	8,685,633	2,072,369	2,080,994	12,838,996
René van Vliet	166,246	182,833	945,907	1,295,036
Alfonso Puga	94,998	104,504	540,518	740,020

Compensation Committee Interlocks and Insider Participation

The members of our NCGC Committee (formerly known as our Compensation Committee) who served in 2016 were Messrs. John P. Schauerman, Adam J. Semler, and Leonard B. Schlemm. None of such committee members are past Company employees nor had any relationship with the Company in 2016 requiring disclosure under Item 404 of Regulation S-K of the Exchange Act. None of our executive officers for 2016 served as a member of a Compensation Committee or as a director of any other entity which had an executive officer serve as a member of our NCGC Committee or Board.

PROPOSAL NO. 2 – APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEET, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

The Company may ask its stockholders to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the 2017 Equity Plan Proposal, which we refer to as the Adjournment Proposal. The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the 2017 Equity Plan Proposal. If the Company’s stockholders approve the Adjournment Proposal, it may adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from its stockholders who have previously voted against the 2017 Equity Plan Proposal.

The Board of Directors unanimously recommends that the stockholders vote “FOR” approval of the Adjournment Proposal.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of November 7, 2017:

•	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;
•	each of our directors; and
•	each of our executive officers and all of our executive officers and directors as a group.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

	Common Stock Beneficially Owned(**)		Percentage of Common Stock Beneficially Owned(%)
Name
Executive Officers and Directors:
Kathleen Eisbrenner	8,714,132	(1)	8.2%
Matthew K. Schatzman	48,450		*
Rene van Vliet	166,246		* %
Alfonso Puga	94,998		* %
Benjamin Atkins	92,623		* %
Shaun Davison	132,997		* %
Avinash Kripalani	—	(2)	—%
William Vrattos	—	(3)	—%
David Magid	—	(4)	—%
Matthew Bonnano	—	(5)	—%
Brian Belke	—	(6)	—%
David Gallo	—	(7)	—%
Spencer Wells	—		—%
Eric S. Rosenfeld	1,576,213	(8)	1.5%
David D. Sgro	274,625	(9)	* %
All directors and executive officers as a group (15 persons)	11,001,446		10.4%
Other 5% Stockholders:
York Entities	57,714,503	(10)	54.3%
Valinor Entities	19,497,563	(11)	18.4%
Halcyon Entities	9,531,153	(12)	9.0%

*     Indicates beneficial ownership of less than 1% of the total outstanding Company common stock.

**   “Beneficial ownership” is a term broadly defined by the SEC in Rule 13d‑3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of November 7, 2017 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(1)	Includes 28,499 shares of Company common stock beneficially owned by Raymond Eisbrenner, Mrs. Eisbrenner’s husband.

(2)

Mr. Kripalani is a principal at Halcyon Capital Management, and as such, may also be deemed the beneficial owner of shares of Company common stock held by the Halcyon Entities. Mr. Kripalani disclaims beneficial ownership over any securities owned by the Halcyon Entities (except to the extent of any pecuniary interest therein).

(3)

Mr. Vrattos is a partner at York Capital Management, and as such may also be deemed the beneficial owner of shares of Company common stock held by the York Entities. Mr. Vrattos disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(4)

Mr. Magid is a vice president at York Capital Management, and as such may also be deemed the beneficial owner of shares of Company common stock held by the York Entities. Mr. Magid disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(5)

Mr. Bonanno is a partner at York Capital Management, and as such may also be deemed the beneficial owner of shares of Company common stock held by the York Entities. Mr. Bonanno disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(6)

Mr. Belke is a partner at Valinor Management, and as such may also be deemed the beneficial owner of shares of Company common stock held by the Valinor Entities. Mr. Belke disclaims beneficial ownership over any securities owned by the Valinor Entities (except to the extent of any pecuniary interest therein).

(7)

Mr. Gallo is a partner at Valinor Management, and as such may also be deemed the beneficial owner of shares of Company common stock held by the Valinor Entities. Mr. Gallo disclaims beneficial ownership over any securities owned by the Valinor Entities (except to the extent of any pecuniary interest therein).

(8)

Includes 90,744 shares held by the Rosenfeld Children’s Successor Trust, a trust established for Mr. Rosenfeld’s children.  Also includes 96,232 shares of Company common stock issuable upon exercise of warrants.

(9)	Includes 2,606 shares of Company common stock issuable upon exercise of warrants.
(10)

The business address of the York Entities is 767 Fifth Avenue New York, NY 10153. Consists of 12,588,035 shares of Company common stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,514,671 shares of Company common stock held by York European Distressed Credit Fund II, L.P.; 13,524,492 shares of Company common stock held by York Multi-Strategy Master Fund, L.P.;  11,714,407 shares of Company common stock held by York Credit Opportunities Fund, L.P.; 9,211,476 shares of Company common stock held by York Capital Management, L.P.; and 8,161,422 shares of Company common stock held by York Select Strategy Master Fund L.P.

(11)

The business address of the Valinor Entities is 510 Madison Avenue, 25th Floor, New York, NY 10022. Consists of 10,372,993 shares of Company common stock held by Valinor Capital Partners Offshore Master Fund, L.P.; 4,808,305 shares of Company common stock held by VND Partners, L.P.; 3,820,133 shares of Company common stock held by Valinor Capital Partners SPV XIX, LLC; and 496,182 shares of Company common stock held by Valinor Capital Partners SPV XXII, LLC.

(12)

The business address of the Halcyon Entities is 477 Madison Avenue, 8th Floor, New York, NY 10022. Consists of 325,165 shares of Company common stock held by Halcyon Master Fund L.P.; 4,075,531 shares of Company common stock held by HCN L.P.; 2,644,188 shares of Company common stock held by Halcyon Mount Bonnell Fund LP; 1,743,333 shares of Company common stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC; and 635,436 shares of Company common stock held by First Series of HDML Fund I LLC. Also includes 107,500 shares of Company common stock issuable upon exercise of warrants held by Halcyon Master Fund L.P.

OTHER MATTERS

Other Stockholder Communications

Stockholders and interested parties may communicate with the Board of Directors, any committee chairperson or the non-management directors as a group by writing to the Board of Directors or committee chairperson in care of NextDecade Corporation, at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380. Each communication will be forwarded, depending on the subject matter, to the Board of Directors, the appropriate committee chairperson or all non-management directors.

Other Business

Neither we nor any of the persons named as proxies know of matters other than those described above to be voted on at the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board of Directors.

By Order of the Board of Directors,

/s/ Krysta De Lima
Krysta De Lima
Secretary

APPENDIX A

NEXTDECADE CORPORATION

2017 OMNIBUS INCENTIVE PLAN

1.          Purpose.

The purpose of the NextDecade Corporation 2017 Omnibus Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock.  The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.          Definitions.  Wherever the following capitalized terms are used in the Plan and/or Award Agreement (as defined below), they shall have the meanings specified below:

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Cash Performance Award or Stock Award granted under the Plan.

“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 15.2 hereof.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d‑3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cash Performance Award” means an Award that is denominated by a cash amount to an Eligible Person under Section 10 hereof and payable based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Cause” shall have the meaning set forth in Section 13.2 hereof.

“Change of Control” shall have the meaning set forth in Section 12.2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) the Nominating, Corporate Governance and Compensation committee of the Board, (ii) such other committee of the Board appointed and empowered by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” means NextDecade Corporation, a Delaware corporation or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Disability” shall mean, unless otherwise defined in an individual Award Agreement, the Participant has been unable to perform the essential duties, responsibilities and functions of Participant’s position with the Company and its subsidiaries by reason of any medically determinable physical or mental impairment for 180 days in any one (1) year period and has qualified to receive long-term disability payments under the Company’s long-term disability policy, as may be in effect from time to time.  Participant shall cooperate in all respects with the Company if a question arises as to whether he has become subject to a Disability (including, without limitation, submitting to reasonable examinations by one or more medical doctors and other health care specialists selected by the Company and authorizing such medical doctors and other health care specialists to discuss Participant’s condition with the Company).  Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Disability,” the definition of “Disability” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Disability” used in such employment, severance or similar agreement. However, in any case in which a benefit that constitutes or includes “nonqualified deferred compensation” subject to Section 409A would be payable by reason of Disability, the term “Disability” will mean a disability described in Treasury Regulations Section 1.409A‑3(i)(4)(i)(A).

“Effective Date” shall have the meaning set forth in Section 16.1 hereof.

“Eligible Person” means any person who is an employee, Non-Employee Director, consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Persons” means York Capital Management Global Advisors, LLC, Valinor Management, LLC, Halcyon Capital Management LLC, Kathleen Eisbrenner and their respective affiliates.

“Fair Market Value” means, with respect to a share of Common Stock as of a given date of determination hereunder, for purposes of determining the exercise price per share of a Stock Option and the base price of a Stock Appreciation Right, the closing price as reported on the NASDAQ or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.  For all other purposes or if the Common Stock is not traded on any established stock exchange or national market system, “Fair Market Value” shall be such value as determined by the Board in its discretion and, to the extent necessary, shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Criteria” shall have the meaning set forth in Section 10.3 hereof.

“Performance Goals” shall have the meaning set forth in Section 10.4 hereof.

“Performance Stock Unit” means a Restricted Stock Unit designated as a Performance Stock Unit under Section 9.1 hereof, to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means the NextDecade Corporation 2017 Omnibus Incentive Plan as set forth herein, effective and as may be amended from time to time, as provided herein, and includes any sub-plan or appendix that may be created and approved by the Board to allow Eligible Persons of Subsidiaries to participate in the Plan.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary, as applicable.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 11 hereof.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided,  however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.          Administration.

3.1       Committee Members.  The Plan shall be administered by a Committee comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan.  To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed, (ii) a “nonemployee director” within the meaning of Rule 16b‑3 under the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code.  Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2       Committee Authority.  The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change of Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated.  The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select.  All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3       Delegation of Authority.  The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine.  In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b‑3 under the Exchange Act or is a covered employee under Section 162(m) of the Code.  The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan.  In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose.  Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

3.4       Upon approval of the Plan by the Company’s shareholders, the Committee may select and appoint a recognized and reputable share management provider (the “Plan Manager”) with the capability of providing technical support for the electronic administration of the Plan on behalf of the Committee and the Participants. The Plan Manager shall be capable of supporting the Plan through a web-based portal accessible by the Committee and Participants for the issuance and acceptance of Award Agreements, trading support and planning and such other matters that the Committee shall deem appropriate.

4.          Shares Subject to the Plan.

4.1       Number of Shares Reserved.  Subject to adjustment as provided in Section 4.5 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan (the “Share Reserve”) shall equal 5,262,461 shares of Common Stock, representing five percent (5%) of the Common Stock outstanding as of July 24, 2017.  Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided,  however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

4.2       Share Replenishment.  To the extent that an Award granted under this Plan is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares of Common Stock  than the number underlying the Award, as applicable, or otherwise terminated without delivery of the shares of Common Stock or payment of consideration to the Participant under the Plan, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered under the Plan, as applicable, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company.  Notwithstanding the foregoing, shares of Common Stock that are (a) withheld from an Award in payment of the exercise, base or purchase price or taxes relating to such an Award or (b) not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right under the Plan, as applicable, will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan.

4.3       Awards Granted to Eligible Persons Other Than Non-Employee Directors.  For purposes of complying with the requirements of Section 162(m) of the Code, the maximum number of shares of Common Stock that may be subject to (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards that vest in full or in part based on the attainment of Performance Goals, and (iv) Restricted Stock Units that vest in full or in part based on the attainment of Performance Goals, that are granted to any Eligible Person other than a Non-Employee Director during any calendar year shall be limited to 200,000 shares of Common Stock for each such Award type individually (subject to adjustment as provided in Section 4.5 hereof).

4.4       Awards Granted to Non-Employee Directors.  No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that exceeds $150,000 when added to all cash compensation paid to the Non-Employee Director during the same calendar year.

4.5       Adjustments.  If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Sections 4.1, 4.3 and 4.4 hereof, (ii) the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, (iii) the exercise, base or purchase price for each share or unit or other right subject to then outstanding Awards, (iv) the maximum amount that may become payable to a Participant under Cash Performance Awards provided in Section 10.1 hereof, (v) other value determinations applicable to the Plan and/or outstanding Awards, and (vi) any other terms of an Award that are affected by the event.  Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code, unless otherwise determined by the Committee.

5.          Eligibility and Awards.

5.1       Designation of Participants.  Any Eligible Person may be selected by the Committee to receive an Award and become a Participant.  The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan.  In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.  Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.

5.2       Determination of Awards.  The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof.  An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

5.3       Award Agreements.  Each Award granted to an Eligible Person shall be represented by an Award Agreement.  The terms of all Awards under the Plan, as determined by the Committee, will be set forth in each individual Award Agreements as described in Section 15.2 hereof.

6.         Stock Options.

6.1       Grant of Stock Options.  A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof.  Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.  All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable.

6.2       Exercise Price.  The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.  The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3       Vesting of Stock Options.  The Committee shall, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable.  The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4       Term of Stock Options.  The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided,  however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant.  The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise.  A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason.  Subject to Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5       Stock Option Exercise; Tax Withholding.  Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax.  Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the Award Agreement.  In accordance with Section 15.11 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6       Limited Transferability of Nonqualified Stock Options.  All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 15.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S‑8 registration statement under the Securities Act), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time.  Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 15.3 hereof.

6.7       Additional Rules for Incentive Stock Options.

(a)       Eligibility.  An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421‑1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)       Annual Limits.  No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code.  This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a non-qualified stock option.

(c)       Additional Limitations.  In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any

Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.

(d)       Termination of Service.  An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Subsidiaries due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)       Other Terms and Conditions; Nontransferability.  Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code.  A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)       Disqualifying Dispositions.  If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8       Repricing Prohibited.  Subject to the anti-dilution adjustment provisions contained in Section 4.5 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

6.9       Dividend Equivalent Rights.  Dividends shall not be paid with respect to Stock Options.  Dividend equivalent rights may be granted with respect to the shares of Common Stock subject to Stock Options to the extent permitted by the Committee and set forth in the Award Agreement.

6.10     No Rights as Stockholder.  The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

7.         Stock Appreciation Rights.

7.1       Grant of Stock Appreciation Rights.  Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee.  Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.  Stock Appreciation Rights shall be non-transferable, except as provided in Section 15.3 hereof.  All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code, to the extent applicable.

7.2       Stand-Alone and Tandem Stock Appreciation Rights.  A Stock Appreciation Right may be granted without any related Stock Option, or may be granted in tandem with a Stock Option, either on the Date of Grant or at any time thereafter during the term of the Stock Option.  The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable.  The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited.  A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided,  however, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant.  The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason.  The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided,  however, that the base price per share of any such stand-alone Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3       Payment of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid.  Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.4       Repricing Prohibited.  Subject to the anti-dilution adjustment provisions contained in Section 4.5 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

7.5       Dividend Equivalent Rights.  Dividends shall not be paid with respect to Stock Appreciation Rights.  Dividend equivalent rights may be granted with respect to the shares of Common Stock subject to Stock Appreciation Rights to the extent permitted by the Committee and set forth in the Award Agreement.

8.         Restricted Stock Awards.

8.1       Grant of Restricted Stock Awards.  A Restricted Stock Award may be granted to any Eligible Person selected by the Committee.  The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2       Vesting Requirements.  The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement.  The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Restricted Stock Award shall not be satisfied or, if applicable, the Performance Goal(s) with respect to such Restricted Stock Award are not attained, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3       Transfer Restrictions.  Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 15.3 hereof.  Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company.  The Committee may require in an Award Agreement that certificates (if any) or book entries representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) or book entries representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder or transfer agent until all restrictions are removed or have expired.

8.4       Rights as Stockholder.  Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally, at the times of vesting or other payment of the Restricted Stock Award or otherwise; provided that, dividends and other distributions made with respect to a Restricted Stock Award that is subject to performance-based vesting shall not be paid until, and only to the extent that the Award vests.

8.5       Section 83(b) Election.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code.  The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.         Restricted Stock Units.

9.1       Grant of Restricted Stock Units.  A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee.  The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee.  Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine.  In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit”, the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual Performance Goal(s) over a specified performance period designed to meet the requirements for exemption under Section 162(m) of the Code, or otherwise, as approved by the Committee in its discretion.  Restricted Stock Units shall be non-transferable, except as provided in Section 15.3 hereof.

9.2       Vesting of Restricted Stock Units.  The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement.  The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Committee (including Performance Goal(s)) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3       Payment of Restricted Stock Units.  Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award.  Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements.  Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

9.4       Dividend Equivalent Rights.  Restricted Stock Units may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as determined by the Committee in its discretion.  Any payments made pursuant to dividend equivalent rights will be paid at such times as determined by the Committee in its discretion (including without limitation at the times paid to stockholders generally or at the times of vesting or payment of the Restricted Stock Unit); provided that, dividends and other distributions made with respect to a Restricted Stock Unit that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests.  Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

9.5         No Rights as Stockholder.  The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.         Cash Performance Awards and Performance Criteria.

10.1       Grant of Cash Performance Awards.  A Cash Performance Award may be granted to any Eligible Person selected by the Committee.  The maximum amount that may become payable to any one Participant during any one calendar year under all Cash Performance Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code is limited to $300,000. Each Cash Performance Award shall be evidenced by an Award Agreement that shall specify the performance period and such other terms and conditions as the Committee, in its discretion, shall determine.  The Committee may accelerate the vesting of a Cash Performance Award upon a Change of Control or termination of Service as set forth in the Award Agreement. Cash Performance Awards shall be non-transferable, except as provided in Section 15.3 hereof.

10.2       Setting Goals.  Payment amounts may be based on the attainment of specified levels of the Performance Goals, including, if applicable, specified threshold, target and maximum performance levels, and performance falling between such levels.  The requirements for payment may be also based upon the continued Service of the Participant with the Company or a Subsidiary during the respective performance period and on such other conditions as determined by the Committee and set forth in the Award Agreement.  With respect to Cash Performance Awards, Performance Stock Units and other Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, before the 90th day of the applicable performance period (or, if the performance period is less than one year, no later than the number of days which is equal to 25% of such performance period), the Committee will determine the duration of the performance period, the Performance Criteria, the applicable Performance Goals relating to the Performance Criteria, and the amount and terms of payment and/or vesting upon achievement of the Performance Goals.

10.3       Performance Criteria.  For purposes of Cash Performance Awards, Performance Stock Units and other Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Performance Criteria shall be one or any combination of the following, on an absolute or adjusted basis, for the Company or any identified Subsidiary or business unit, as determined by the Committee at the time of the Award: (i) net earnings; (ii) earnings per share; (iii) net debt; (iv) revenue or sales growth; (v) net or operating income; (vi) net operating profit; (vii) return measures (including, but not limited to, return on assets, capital, equity or sales); (viii) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (ix) earnings before or after taxes, interest, depreciation, amortization and/or rent; (x) share price (including, but not limited to growth measures and total stockholder return); (xi) expense control or loss management; (xii) market share; (xiii) economic value added; (xiv) working capital; (xv) the formation of joint ventures or the completion of other corporate transactions; (xvi) gross or net profit margins; (xvii) revenue mix; (xviii) operating efficiency; (xix) product diversification; (xx) market penetration; (xxi) measurable achievement in quality, technology, operation or compliance initiatives; (xxii) quarterly dividends or distributions; (xxiii) employee retention or turnover; (xxiv) operating income before depreciation, amortization and certain additional adjustments to operating income permitted under our senior secured credit facilities; (xxv) financial rating, (xxvi) engineering milestones, (xxvii) construction milestones, (xxviii) regulatory milestones, (xxix) execution of key project agreements and leases (xxx) receipt of permits and compliance with approvals, (xxxi) receipt of a commitment of financing or refinancing, (xxxii) closing of financing or refinancing, (xxxiii) taking of a final investment decision by the Company’s Board, (xxiv) execution of commercial agreements, (xxxv) cost optimization milestones, (xxxvi) achievement of safety milestones during construction, and/or (xxxvii) first gas, first liquefied natural gas (“LNG”), first cargo or other goals related to the start-up and commissioning of Rio Grande LNG and Rio Bravo pipeline, (xxxviii) achievement of production targets, (xxxix) fuel-gas usage, (xxxx) operating costs, and/or (xxxxi) risk management goals, and/or (xxxxii) any combination of or a specified increase or decrease, as applicable, in any of the foregoing.

Each of the Performance Criteria shall be applied and interpreted in accordance with an objective formula or standard established by the Committee at the time the applicable Award is granted including, without limitation, GAAP (or adjusted GAAP, as applicable), consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market or other index.

10.4       Performance Goals.  For purposes of Cash Performance Awards, Performance Stock Units and other Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the “Performance Goals” shall be the levels of achievement relating to the Performance Criteria selected by the Committee for the Award.  The Performance Goals shall be written and shall be expressed as an objective formula or standard that precludes discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the goal.  The Performance Goals may be applied on an absolute basis or relative to an identified index, peer group, or one or more competitors or other companies (including particular business segments or divisions of such companies), as specified by the Committee.  The Performance Goals need not be the same for all Participants.

10.5       Adjustments.  At the time that an Award is granted, the Committee may provide for the Performance Goals or the manner in which performance will be measured against the Performance Goals to be adjusted in such objective manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgements, settlements, and the cumulative effects of accounting or tax law changes.  In addition, to the extent not inconsistent with Section 162(m) of the Code, with respect to a Participant hired or promoted following the beginning of a performance period, the Committee may determine to prorate the Performance Goals and/or the amount of any payment in respect of such Participant’s Cash Performance Awards for the partial performance period.

10.6       Negative Discretion.  Notwithstanding anything else contained in the Plan to the contrary, in accordance with Section 162(m) of the Code, the Committee shall, to the extent provided in an Award Agreement, have the right, in its discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under an Award granted under this Section 10 and (ii) to establish rules or procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 10.  The Committee may exercise such discretion in a non-uniform manner among Participants.  The Committee shall not have discretion to increase the amount that otherwise would be payable to any Participant under a Cash Performance Award, Performance Stock Unit or other Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

10.7       Certification.  Following the conclusion of the performance period of a Cash Performance Award, Performance Stock Unit or other Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify in writing whether the Performance Goals for that performance period have been achieved, or certify the degree of achievement, if applicable.

10.8       Payment.  Upon certification of the Performance Goals for a Cash Performance Award, Performance Stock Unit or other Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall determine the level of vesting or amount of payment to the Participant pursuant to the Award, if any.  Notwithstanding the foregoing, Cash Performance Awards may be paid, at the discretion of the Committee, in any combination of cash or shares of Common Stock, based upon the Fair Market Value of such shares at the time of payment.

11.         Stock Awards.

11.1       Grant of Stock Awards.  A Stock Award may be granted to any Eligible Person selected by the Committee.  A Stock Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee.  The Committee shall determine the terms and conditions of such Awards.  In addition, the Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

11.2       Rights as Stockholder.  Subject to the foregoing provisions of this Section 11 and the applicable Award Agreement, upon the issuance of shares of Common Stock under a Stock Award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

12.         Change of Control.

12.1       Effect on Awards.  Upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof):  (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) acceleration of exercisability, vesting and/or payment under outstanding Awards immediately prior to the occurrence of such event or upon a termination of Service following such event; (d) upon written notice, provide that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and (e) cancel all or any portion of outstanding Awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Committee; provided,  however, that, in the case of Stock Options and Stock Appreciation Rights, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; provided, further, that in the case of Stock Options and Stock Appreciation Rights, if the aggregate exercise or base price, as applicable, equals or exceeds the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or if no such consideration is paid, Fair Market Value of the shares of Common Stock), such Stock Options and Stock Appreciation Rights shall be terminated and cancelled in all respects and no payment shall be due in respect thereof; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Shares in connection with the Change of Control.

12.2       Definition of Change of Control.  Unless otherwise defined in an Award Agreement, “Change of Control” shall mean the occurrence of one or more of the following events:

(a)       Any Person, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power on the Effective Date, becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided,  however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b)       The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)       Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change of Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

13.         Forfeiture Events.

13.1       General.  The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, without limitation, termination of Service for Cause, violation of material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2       Termination for Cause.

(a)       Treatment of Awards.  Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act which would have warranted termination of Service for Cause or (2) after termination, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below.  Whether a Participant has been terminated for Cause shall be determined by the Committee in its sole discretion with respect to Section 16 insiders and with respect to all other Participants, by the Company’s Chief Executive Officer in consultation with the Company’s President, who shall also determine the date upon which such termination for Cause occurs, whether the Participant engaged an act which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary.  Any such determination shall be final, conclusive and binding upon all Persons.  In addition, if the Committee shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Committee may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Committee of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

(b)       Definition of Cause.  Unless otherwise defined in an Award Agreement, as used in this Plan, the term “Cause” shall mean: (i) the Participant has committed a deliberate act against the interests of the Company including, without limitation: an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the Company’s business; or (ii) the commission by a Participant of, or the plea of nolo contendere by such Participant with respect to, a felony or a crime involving moral turpitude; or (iii) the Participant has failed to perform or neglected the material duties incident to his employment or other engagement with the Company on a regular basis, and such refusal or failure shall have continued for a period of twenty (20) days after written notice to the Participant specifying such refusal or failure in reasonable detail; or (iv) the Participant has been chronically absent from work (excluding vacations, illnesses, Disability or leaves of absence approved by the Board); or (v) the Participant has refused, after explicit written notice, to obey any lawful resolution of or direction by the Board which is consistent with the duties incident to his employment or other engagement with the Company and such refusal continues for more than twenty (20) days after written notice is given to the Participant specifying such refusal in reasonable detail; or (vi) the Participant has breached any of the material terms contained in any employment agreement, non-competition agreement, confidentiality agreement, restrictive covenants agreement or similar type of agreement to which such Participant is a party; or (vii) the Participant’s misappropriation of the Company’s or any of its Subsidiary’s assets or business opportunities; or (viii) the Participant has engaged in (x) the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or (y) habitual drunkenness on the Company’s premises or while representing the Company to third parties.

(c)       Any voluntary termination of Service or other engagement by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for “Cause.”  Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Cause,” the definition of “Cause” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Cause” used in such employment, severance or similar agreement

13.3       Right of Recapture.

(a)       General.  If at any time within one (1) year (or such longer time specified in an Award Agreement or other agreement with a Participant or policy applicable to the Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock Award, Restricted Stock Award or Restricted Stock Unit vests or becomes payable or on which a Cash Performance Award is paid to a Participant, or on which income otherwise is realized by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause, (ii) the Committee determines in its discretion that the Participant is subject to any recoupment of benefits pursuant to any law, regulation, stock exchange requirement or the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time, or (iii) after a Participant’s Service terminates for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of the Participant’s Service for Cause or (2) after a Participant’s termination of Service, the Participant engaged in conduct that materially violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then, at the sole discretion of the Committee, any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Company, subject to applicable law.  Such gain shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock.  To the extent not otherwise prohibited by law, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

(b)       Accounting Restatement.  If a Participant receives compensation pursuant to an Award under the Plan (whether a Stock Option, Cash Performance Award or otherwise) based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”).  By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy, whenever adopted, shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

14.         Transfer, Leave of Absence, Etc.  For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of Service: (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, a leave of absence where the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, a leave of absence for any other purpose approved by the Company or if the Committee otherwise so provides in writing.

15.         General Provisions.

15.1       Status of Plan.  The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards.

15.2       Award Agreement.  An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or Restricted Stock Units subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award.  The Award Agreement also may set forth the effect on an Award of a Change of Control and/or a termination of Service under certain circumstances.  The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan.  The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.  The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.  In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.

15.3       No Assignment or Transfer; Beneficiaries.  Except as provided in Section 6.6 hereof or as otherwise determined by the Committee, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.  Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as determined under the Company 401(k) Retirement Plan or other applicable retirement or pension plan (the “Retirement Plan”).  In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of the Participant’s death before the Participant receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation under the Retirement Plan or as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution.  The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

15.4       Deferrals of Payment.  The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided,  however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right.  If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

15.5       No Right to Employment or Continued Service.  Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason or no reason at any time.

15.6       Rights as Stockholder.  A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities.  Except as provided in Section 4.5 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.  The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate.  The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

15.7       Trading Policy and Other Restrictions.  Transactions involving Awards under the Plan shall be subject to the Company’s Insider Trading Policy and other restrictions, terms and conditions, to the extent established by the Committee or by applicable law, including any other applicable policies set by the Committee, from time to time.

15.8       Section 409A Compliance.  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code.  In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements; provided,  however, that no such action shall materially and adversely affect any outstanding Award without the consent of the affected Participant.  No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.  Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A).  In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

15.9       Securities Law Compliance.  No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met.  As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action that the Company determines is necessary or advisable to meet such requirements.  The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.  The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

15.10       Substitute Awards in Corporate Transactions.  Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity.  Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person.  The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.  Any such substitute awards shall not reduce the Share Reserve; provided,  however, that such treatment is permitted by applicable law and the listing requirements of the NASDAQ or other exchange or securities market on which the Common Stock is listed.

15.11       Tax Withholding.  The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award.  Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award.  The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value equal to the minimum statutory tax or as otherwise specified in an Award Agreement, or similar charge required to be paid or withheld.

15.12       Unfunded Plan.  The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement.  Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.  Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

15.13       Other Compensation and Benefit Plans.  The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary.  The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.14       Plan Binding on Transferees.  The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

15.15       Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.16       Governing Law; Arbitration; Jurisdiction.  The Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable federal laws. Except for an action related to a restrictive covenant provided in an Award Agreement, if applicable, any dispute or controversy arising under or in connection with the Plan or any Award Agreement shall be settled exclusively by arbitration, conducted before a single arbitrator in Houston, Texas in accordance with the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association then in effect. The decision of the arbitrator will be final and binding upon the parties hereto. The arbitration proceeding shall be confidential, except that judgment may be entered on the arbitrator’s award in any court having jurisdiction. Any action to enforce any restrictive covenant provided in any Award Agreement shall be brought in a court in the State of Delaware located in Kent County or, if subject matter jurisdiction exists, in the U.S. District Court for the District of Delaware. The Company and any Participant consent to the jurisdiction of such courts and to the service of process in any manner provided by applicable Delaware or federal law.  Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such court and any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party.

15.17       No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.18       No Guarantees Regarding Tax Treatment.  Neither the Company nor the Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan.  A Participant is solely responsible for obtaining, or failing to obtain, his or her own tax advice with regard to participation in the Plan prior to the Participant’s  (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the time of distributions under the Plan, (iii) the making of any elections applicable to the Participant in connection with any Award under the Plan, including, without limitation, an election under Section 83(b) of the Code, or (iv) disposing of any Common Stock issued under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a person with respect thereto.

15.19       Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third party administrators of any data of a professional or personal nature for the purposes of administering the Plan.

15.20       Awards to Non-U.S. Participants.  To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 15.20 by the Committee shall be attached to this Plan document as appendices.

16.         Term; Amendment and Termination; Stockholder Approval.

16.1       Term.  The Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”).  Subject to Section 16.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

16.2       Amendment and Termination.  The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided,  however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.  The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of the NASDAQ or other exchange or securities market.  Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

16.3       Re-Approval of Performance Criteria.  At the discretion of the Board, for purposes of compliance with Section 162(m) of the Code, the Company may seek approval by the Company’s stockholders of the Performance Criteria (or other designated performance goals) and such other provisions as determined by the Board no later than the annual general meeting of stockholders in the fifth year following the year in which the Plan was approved by the stockholders of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxydocs.com/NEXT.

NEXTDECADE CORPORATION

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

SPECIAL MEETING OF STOCKHOLDERS

                              , 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NEXTDECADE CORPORATION

The undersigned, revoking any previous proxies relating to these shares of common stock of NextDecade Corporation (the “Company”), hereby acknowledges receipt of the Notice and Proxy Statement in connection with the special meeting of stockholders to be held on                          , 2017 at 9:00 a.m., Central Time, at the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380 (the “Special Meeting”), and hereby appoints Kathleen Eisbrenner and Krysta De Lima, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Company common stock registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement and otherwise in their discretion upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 (THE 2017 EQUITY PLAN PROPOSAL) AND “FOR” PROPOSAL 2 (THE ADJOURNMENT PROPOSAL) BELOW.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 (THE 2017 EQUITY PLAN PROPOSAL) AND “FOR” PROPOSAL 2 (THE ADJOURNMENT PROPOSAL) BELOW.

PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.

SPECIAL MEETING OF NEXTDECADE CORPORATION					Special Meeting of NextDecade Corporation
Date: , 2017 Time: 9:00 A.M. (Local Time) Place: 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380					to be held on , 2017 for Holders as of MONTH XX, 20XX This proxy is being solicited on behalf of the Board of Directors
Please make your marks like this: ☒ Use dark black pencil or pen only
					INTERNET	VOTED BY:	Call TELEPHONE
The Board of Directors recommends you vote FOR proposals 1 and 2:					Go To
					www.proxypush.com/NEXT		866-892-1461
				Directors	• Cast your vote online.	OR	• Use any touch-tone telephone.
	For	Against	Abstain	Recommend	• View Meeting Documents.		• Have your Proxy Card/Voting Instruction Form ready.
1: To adopt the NextDecade Corporation 2017 Omnibus Incentive Plan (the “2017 Equity Plan Proposal”).	◻	◻	◻	For		MAIL	• Follow the simple recorded instructions.

2: To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the 2017 Equity Plan Proposal (the “Adjournment Proposal”).

	◻	◻	◻	For	OR		• Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.			

The undersigned hereby appoints Kathleen Eisbrenner and Krysta De Lima, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

			
					THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 (THE 2017 EQUITY PLAN PROPOSAL) AND “FOR” PROPOSAL 2 (THE ADJOURNMENT PROPOSAL).
			
					All votes must be received by 5:00 P.M., Eastern Time, , 2017.
			
							PROXY TABULATOR FOR
							NEXTDECADE CORPORATION
							P.O. BOX 8016
							CARY, NC 27512-9903
			
			
			

Signature should agree with name printed hereon. If shares of Company common stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

EVENT #

Please Sign Here		Please Date Above
CLIENT #

Please Sign Here		Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing per proxy.

OFFICE #

 Please separate carefully at the perforation and return just this portion in the envelope provided. 

Proxy — NextDecade Corporation
Special Meeting of Stockholders
, 2017, (9:00) a.m. (Central Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Kathleen Eisbrenner and Krysta De Lima (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of NextDecade Corporation, a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380, on               , 2017 at (9:00) a.m. (CST) and all adjournments thereof.

The purpose of the Special Meeting is to take action on the following:

1. To adopt the NextDecade Corporation 2017 Omnibus Incentive Plan (the “2017 Equity Plan Proposal”).

2.     To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the 2017 Equity Plan Proposal (the “Adjournment Proposal”).

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark the box. ◻

 Please separate carefully at the perforation and return just this portion in the envelope provided. 